SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 18, 2005

Date of Report (Date of Earliest Event Reported)
EQUITY INNS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee	01-12073	62-1550848

(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)
7700 Wolf River Boulevard
Germantown, Tennessee 38138

(Address of Principal Executive Offices) (Zip Code)
(901) 754-7774

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-10.1 FORM OF LOAN AGREEMENT
EX-10.2 FORM OF MORTGAGE, ASSIGNMENT OF LEASES AND RENTS
EX-99.1 PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.
On November 18, 2005, Equity Inns, Inc. (the “Company”), through each of seven wholly-owned subsidiaries (each a “Borrower”), completed an aggregate of $73.5 million in secured financing under seven loan agreements (each a “Loan”) with General Electric Capital Corporation (the “Lender). Each Loan bears interest at a fixed rate of 5.44% per annum, with principal and interest payable monthly until maturity on December 1, 2015, based on a 25-year amortization schedule. A Loan may not be prepaid prior to the 118th monthly payment, subject to certain exceptions and prepayment penalties. Each Loan is secured by a first mortgage lien on a hotel property owned by each Borrower (the “Property”), which in the aggregate includes seven of the Company’s hotels, and includes an assignment of leases and rents related to the Property. Under the terms of the Loan, each Borrower is required to deposit into an escrow account 4% of the monthly operating revenues of the Property for the repair and replacement of furniture, fixtures and equipment as well as all net cash flow generated by the Property as additional security for the Loan.
Each Loan contains customary events of default, including failure to maintain required insurance on the Property, the sale, transfer, conveyance, pledge or assignment of any part of the Property in violation of the mortgage, and any default under any document or instrument that creates a lien on the Property. While any event of default exists under a Loan, the Lender may declare the entire Loan to be immediately due and payable and the Loan will bear interest at 10.44% per annum during any period in which a default exists. Each Loan also contains customary covenants of each Borrower.
A copy of the Form of Loan Agreement and the Form of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing for each of the loans are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.
On November 21, 2005, the Company issued a press release with respect to the loans, a copy of which is attached hereto as Exhibit 99.1.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
10.1	Form of Loan Agreement, by and between Borrower and General Electric Capital Corporation, as lender, dated as of November 18, 2005.

10.2	Form of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, by and between Mortgagor and General Electric Capital Corporation, as mortgagee, dated as of November 18, 2005.

99.1	Press release dated November 21, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY INNS, INC.
November 22, 2005	/s/ J. Mitchell Collins
J. Mitchell Collins
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Loan Agreement, by and between Borrower and General Electric Capital Corporation, as lender, dated as of November 18, 2005.

10.2	Form of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, by and between Mortgagor and General Electric Capital Corporation, as mortgagee, dated as of November 18, 2005.

99.1	Press release dated November 21, 2005.